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                                                                     EXHIBIT 1.1


                        SUPERCONDUCTOR TECHNOLOGIES INC.



                                  COMMON STOCK
                           (PAR VALUE $.001 PER SHARE)





                             UNDERWRITING AGREEMENT








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                        SUPERCONDUCTOR TECHNOLOGIES INC.

                                  COMMON STOCK
                           (PAR VALUE $.001 PER SHARE)



                             UNDERWRITING AGREEMENT


                                                              November ___, 1996

Van Kasper & Company,
600 California Street
Suite 1700
San Francisco, California  94108

Dear Sirs:

         Superconductor Technologies Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Van Kasper & Company (the "Underwriter") an aggregate of 1,500,000 shares and, at the election of the Underwriter, up to 100,000 additional shares of Common Stock, par value $.001 per share ("Stock") of the Company, and the Stockholder of the Company named in Schedule I hereto (the "Selling Stockholder") proposes, subject to the terms and conditions stated herein, to sell to the Underwriter an aggregate of 125,000 shares of Stock at the election of the Underwriter. The aggregate of 1,500,000 shares to be sold by the Company is herein called the "Firm Shares" and the aggregate of 225,000 additional shares to be sold by the Company and the Selling Stockholder at the option of the Underwriter is herein called the "Optional Shares." The Firm Shares and the Optional Shares which the Underwriter elects to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

         1. (a) The Company represents and warrants to, and agrees with, the Underwriter that:

                  (i) A registration statement on Form S-1 (File No. 333-10569) (the "Initial Registration Statement") in respect of the Firm Shares and Optional Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus
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         included in the Initial Registration Statement or filed with the
         Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or part of the 462(b) Registration Statement, if any, at such time as it became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement," and such final prospectus, in the form filed pursuant to Rule 424(b) under the Act, being hereinafter called the "Prospectus");

                  (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by (i) the Underwriter expressly for use therein or (ii) the Selling Stockholder expressly for use in the preparation of the information required to be presented therein pursuant to Item 7 of Form S-1;

                  (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by (i) the Underwriter expressly for use therein or (ii) the Selling Stockholder expressly for use in the preparation of the information required to be presented therein pursuant to Item 7 of Form S-1;

                  (iv) The Company has not sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, that is material to the general affairs, management, financial position, stockholders' equity or results of operations of the


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         Company and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus;

                  (v) The Company does not own any real property; the Company has good and marketable title to all material personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any material buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company;

                  (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction; and the Company does not own any equity interests in any other entity, other than Cryo-Asia Pte Ltd;

                  (vii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus under the caption "Description of Capital Stock;"

                  (viii) The Shares to be issued and sold by the Company and the Selling Stockholder to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable and will conform to the description of the Stock contained in the Prospectus;

                  (ix) The issue and sale of the Firm Shares and Optional Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, sale/leaseback agreement or other agreement or instrument (collectively, the "Specified Documents") to which the Company or any of its subsidiaries is a party or by which the Company is bound or


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         to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended and restated, or the Restated Bylaws of the Company or any statute or any order, rule or regulation of any court or government agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter;

                  (x) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (xi) To the knowledge of the Company, Price Waterhouse LLP, who have certified financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                  (xii) The Company owns, or possesses adequate rights to use, all the patents, trademarks, service marks, trade names and copyrights ("Intellectual Property") necessary for the conduct of its business as currently conducted by it; and to the best knowledge of the Company, none of the activities engaged in by the Company infringes or conflicts with Intellectual Property rights of others, except as described in the Prospectus under the caption "Risk Factors";

                  (xiii) Except as set forth in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities offered pursuant to the Prospectus to be registered pursuant to a registration statement.


         (b) The Selling Stockholder represents and warrants to, and agrees with, the Underwriter and the Company that:

                  (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement, the Power of Attorney (the "Power


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         of Attorney") and the Custody Agreement (the "Custody Agreement")
         hereinafter referred to, and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder, have been obtained; and the Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder;

                  (ii) The sale of the Shares to be sold by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder;

                  (iii) The Selling Stockholder has good and valid title to the Shares to be sold at the First or Second Time of Delivery (as defined in Section 4 hereof), as the case may be, by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities and claims, and immediately prior to the First or Second Time of Delivery, as the case may be, the Selling Stockholder will have good and valid title to the Shares to be sold at such Time of Delivery by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriter;

                  (iv) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and

                  (v) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.


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         In order to document the Underwriter's compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder agrees to deliver to you prior to or at the First or Second Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or Form W-8 if applicable, or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         The Selling Stockholder represents and warrants that certificates in negotiable form representing all of the Shares to be sold by the Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you, duly executed and delivered by the Selling Stockholder to the Company as custodian (the "Custodian"), and that the Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you, appointing the person indicated in Schedule I hereto as the Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute and deliver this Agreement on behalf of the Selling Stockholder, to determine the purchase price to be paid by the Underwriter to the Selling Stockholder as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by the Selling Stockholder hereunder and otherwise to act on behalf of the Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

         The Selling Stockholder specifically agrees that the Shares represented by the certificates held in custody for the Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriter hereunder and that the arrangements made by the Selling Stockholder for such custody, and the appointment by the Selling Stockholder of the Attorney-in-Fact by the Power of Attorney, are to that extent irrevocable. The Selling Stockholder specifically agrees that the obligations of the Selling Stockholder hereunder shall not be terminated (other than as set forth herein) by operation of law, by the dissolution of the Selling Stockholder, or by the occurrence of any other event. If the Selling Stockholder should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and actions taken by the Attorney-in-Fact pursuant to the Powers of Attorney shall be as valid as if such dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorney-in-Fact or you shall have received notice of such dissolution or other event.

         (c) The Selling Stockholder specifically agrees that, during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to, directly or indirectly, offer, sell, contract to sell or otherwise dispose of any Stock (other than pursuant to this Agreement, bona fide gifts to persons who agree in writing with you to be bound by the terms of this Agreement or your prior written consent);

         2. Subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company at a purchase price per share of $______, 1,500,000 Firm Shares and
(b) in the event and to the extent that the Underwriter


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exercises the election to purchase Optional Shares as provided below, the
Company and the Selling Stockholder, severally and not jointly, agree to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company and the Selling Stockholder, at the purchase price per share set forth in this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised.

         The Company and the Selling Stockholder, severally and not jointly, hereby grant to the Underwriter the right to purchase at their election up to an aggregate of 225,000 Optional Shares, in the respective amounts set forth opposite the name of the Company and the Selling Stockholder in Schedule I hereto, at the purchase price per share set forth in paragraph (a) of this
Section 2, for the sole purpose of covering over allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 45 calendar days after the first date that any of the Firm Shares are released by you for sale to the public, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company and the Selling Stockholder otherwise agree in writing, earlier than two or later than ten business days after the date of such notice. In the event that the Underwriter elects to purchase less than all of the Optional Shares, the first 125,000 Optional Shares shall be purchased from the Selling Stockholder and any additional Optional Shares will be purchased from the Company.

         3. Upon the authorization by you of the release of the Firm Shares, the Underwriter proposes to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         4. Certificates in definitive form for the Shares to be purchased by the Underwriter hereunder, and in such denominations and registered in such names as the Underwriter may request upon at least 48 hours' prior notice to the Company and the Selling Stockholder shall be delivered by or on behalf of the Company and the Selling Stockholder to the Underwriter, against payment by the Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks or wire transfer, payable to the order of the Company and the Selling Stockholder (which shall be delivered in care of the Custodian), as their interests may appear in same day funds, or by payment in such other manner as shall be agreed to in writing by the Company and the Underwriter all at the offices of the Underwriter. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:00 a.m., San Francisco time, on __________, 1996 , or at such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:00 a.m., San Francisco time, on the date specified by you in the written notice given by you of your election to purchase such Optional Shares, or at such other time and date as you and the Company and the Selling Stockholder may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery."



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         If registration of any certificate shall be requested in a name other than that of the Underwriter, there shall be delivered to [_______________] a Transfer Application with respect to the person in whose name registration of such certificate is so requested. The certificates will be made available for checking and packaging at least 24 hours prior to each Time of Delivery at such place as is designated by the Underwriter.

         If certificates in temporary form are issued, the Company agrees to cause definitive certificates to be prepared as soon as practicable following the Time of Delivery. After the preparation of definitive certificates, the temporary certificates shall be exchangeable for definitive certificates upon surrender of the temporary certificates, without charge to the holder thereof. Until so exchanged, the Company agrees that the temporary certificates shall in all respects be entitled to the same benefits as the definitive certificates.

         5.  The Company agrees with the Underwriter:

         (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

         (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (c) To furnish the Underwriter with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of the issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which


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the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to you and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request and at your expense, to prepare and deliver to you as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

         (d) To make generally available to its security holders as soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including at the option of the Company Rule 158);

         (e) (i) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to directly or indirectly, offer, sell, contract to sell or otherwise dispose of Stock or other securities which are substantially similar to the Stock or which are convertible or exchangeable into Stock or other securities which are substantially similar to the Stock, without your prior written consent (other than pursuant to (x) stock option or purchase plans existing on the date of this Agreement or (y) the exercise, conversion or exchange of convertible, exercisable or exchangeable securities outstanding on the date of this Agreement or (z) the acquisition of a technology, a product line or an entity by the Company in which Stock or such other securities are used as consideration, provided that the recipients of such Stock or other securities shall agree not to offer, sell, contract to sell or otherwise dispose of such Stock or such other securities until after the expiration of the 180-day period after the effective date of the Prospectus); and (ii) that it will use its reasonable efforts to cause each person who has entered into a Lock-up Agreement to comply therewith, will not grant any waivers or consents to non-compliance therewith and will otherwise enforce its rights under each such agreement, in each case unless and to the extent that it shall have obtained your prior written consent;

         (f) During a period of five years from the effective date of the Registration Statement, so long as the Company has outstanding Stock or other securities registered under the Securities Exchange Act of 1934, as amended, to make available to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flow of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement),


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
consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

         (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company are consolidated in reports furnished to its stockholders generally or to the Commission); and

         (h) To use its best efforts to have the Shares accepted for quotation on the Nasdaq National Market.

         6. The Company covenants and agrees with the Underwriter that, except as provided below, the Company will pay or cause to be paid all costs and expenses incident to the performance of the Company's obligations hereunder including: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing or producing this Agreement, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky survey; (iv) the filing fees and the fees and disbursements of counsel for the Underwriter incident to securing any required review by the National Association of Securities Dealers, Inc. of the underwriting terms of the sale of the Shares; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; and (vii) a non-accountable expense allowance of $150,000 payable to the Underwriter. The Selling Stockholder shall pay its own legal expenses, transfer or stamp taxes and underwriting discount relating to the Shares to be sold by it. It is understood, however, that the Company shall bear, and the Selling Stockholder shall not be required to pay or reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement and that, except as provided in this Section , Section 8 and Section 11 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel, stock transfer taxes on resale of any of the Shares by it, and any advertising expenses connected with any offers it may make.

         7. The obligations of the Underwriter hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholder herein are, at and as of such Time of Delivery, true and correct in all material respects, the condition that each of the Company and the Selling Stockholder shall have performed in all material respects its obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

         (b) Baker & Botts, L.L.P., counsel for the Underwriter, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, this Agreement, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Wilson Sonsini Goodrich and Rosati, A Professional Corporation, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                  (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery, but with respect to such Shares to be issued and delivered by the Company, when issued and delivered by the Company pursuant to this Agreement against payment therefor) have been duly and validly authorized and issued and are fully paid and nonassessable; and the Shares conform to the description of the Stock contained in the Prospectus under the caption "Description of Capital Stock;"

                  (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon certificates of Secretaries of State or other appropriate public officials and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such officer's certificates);

                  (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (v) This Agreement has been duly authorized, executed and delivered by the Company;

                  (vi) The issue and sale to you of the Shares being delivered at such Time of Delivery by the Company in accordance with and upon the terms and conditions set forth herein and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material Specified Document known to such counsel (based solely on their review of the documents on a list of material Specified Documents of the Company as certified by the Chief Executive Officer and the Chief Financial Officer of the Company) nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute, or, to the knowledge of such counsel, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

                  (vii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter; and

                  (viii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

         Such counsel shall also state that, in connection with the preparation of the Registration Statement and the Prospectus, they have participated in conferences with officers and other representatives of the Company and with its certified public accountants, as well as with representatives of the Underwriter and its counsel; and that at such conferences, the contents of the Registration Statement and the Prospectus and related matters were discussed. Although such counsel need not independently verify or confirm, and may assume no responsibility for, the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, except as set forth in the opinion in subsection (ii) above, such counsel shall state that nothing has come to their attention that has caused them to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of California (excluding conflict of law rules), the General Corporation Law of the State of Delaware, and the federal laws of the United States;

         (d) The General Counsel or Associate General Counsel of the Selling Stockholder, as indicated in Schedule I hereto, shall have furnished to you a written opinion with respect to the Selling Stockholder, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) A Power of Attorney and a Custody Agreement have been duly authorized, executed and delivered by the Selling Stockholder and constitute valid and binding agreements of the Selling Stockholder in accordance with their terms;

                  (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder; and the sale of the Shares to be sold by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not (a) conflict with the laws of the State of Maryland or the federal laws of the United States by which the Selling Stockholder is bound, or (b) result in a breach or violation of any order, rule or regulation known to such counsel of any court or governmental agency or body which, to such counsel's knowledge, has jurisdiction over the Selling Stockholder or the Stock of the Selling Stockholder;

                  (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by the Selling Stockholder hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws or under the rules of the NASD in connection with the purchase and distribution of such Shares by the Underwriter; and

                  (iv) Title to such Shares, free of all adverse claims, has been transferred to the Underwriter, assuming the Underwriter has purchased such Shares in good faith and without notice of any such adverse claim within the meaning of the Uniform Commercial Code;

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of Maryland (excluding conflict of law rules), the General Corporation Law of the State of Delaware, and the federal laws of the United States;

         (e) At 9:00 a.m., San Francisco time, on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at each Time of Delivery, Price Waterhouse LLP shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

         (f) (i) The Company shall not have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (other than issuances of stock upon the exercise of stock options which were outstanding on the date of the latest balance sheet included in the Prospectus), short-term or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or
(ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated by the Prospectus;

         (h) The Shares to be sold by the Company and the Selling Stockholder at such Time of Delivery shall have been duly accepted, subject to notice of issuance, for quotation on the Nasdaq National Market;

         (i) The Company and the Selling Stockholder shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholder, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholder, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholder of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request; and

         (j) On or prior to the First Time of Delivery, the Company's officers and directors and the Selling Stockholder shall have entered into a Lock-up Agreement with the Underwriter that during the period beginning from the date hereof and continuing to and including the date 180 days after the date of this Prospectus not to, directly or indirectly, offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any Stock (other than pursuant to bona fide gifts to persons who agree in writing with you to be bound by the terms of such agreement).

         8. (a) The Company will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein.

         (b) The Selling Stockholder will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use therein; and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that (i) the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein and (ii) in no event shall the liability of any Selling Stockholder under this subsection (b) exceed the total net proceeds from the sale of Shares by the Selling Stockholder hereunder.

         (c) The Underwriter will indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and will reimburse the Company and the Selling Stockholder for any legal or other expenses reasonably incurred by the Company or the Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

         (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriter on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Selling Stockholder on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholder and the Underwriter shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discount and nonaccountable expense reimbursements received by the Underwriter with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (ii) the Selling Stockholder shall not be required to contribute any amount in excess of the net proceeds from the sale of Stock by the Selling Stockholder hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) The obligations of the Company and the Selling Stockholder under this Section 8 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act.

         9. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholder and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, or the Company or the Selling Stockholder, or any officer or director or controlling person of the Company or controlling person of the Selling Stockholder, and shall survive delivery of and payment for the Shares.

         10. If this Agreement shall be terminated pursuant to Section 7(g) hereof, neither the Company nor the Selling Stockholder shall be under any liability to the Underwriter except as provided in Section 6 (limited in such circumstances to an amount not to exceed $100,000) and Section 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling Stockholder as provided herein, the Company and the Selling Stockholder pro rata (based on the number of Shares to be sold by the Company and the Selling Stockholder hereunder) will reimburse the Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholder shall then be under no further liability to the Underwriter in respect of the Shares not so delivered except as provided in Section 6 and
Section 8 hereof.

         11. In all dealings with the Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Selling Stockholder made or given by the Attorney-in-Fact for the Selling Stockholder.

         All statements, requests, notices, and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to you at Van Kasper & Company, 600 California Street, Suite 1700, San Francisco, California 94108, Attention: Corporate Finance Department; if to the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for the Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary.

         12. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company and the Selling Stockholder, and, to the extent provided in Section 8 and Section 9 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Stockholder or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         13. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

         15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among each of the Company, the Selling Stockholder and the Underwriter.

         Any person executing and delivering this Agreement as Attorney-in-Fact for the Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by the Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                          Very truly yours,

                                          SUPERCONDUCTOR TECHNOLOGIES INC.




                                          By:
                                             ----------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

SELLING STOCKHOLDER

[as listed on Schedule I hereto]



By:
   -----------------------------------
Name: James G. Evans, Jr.
As Attorney-in-Fact acting on behalf of the Selling Stockholder named in
Schedule I to this Agreement.

Accepted as of the date hereof:

VAN KASPER & COMPANY


By:
   -----------------------------------
     Ronald F. Richards
     Vice President, Corporate Finance

                                   SCHEDULE I

                                                                     NUMBER OF
                                                                      OPTIONAL
                                                   TOTAL            SHARES TO BE
                                                 NUMBER OF            SOLD IF
                                                   FIRM               MAXIMUM
                                               SHARES TO BE           OPTION
                                                   SOLD              EXERCISED
                                               ------------         ------------
The Company................................       1,500,000              100,000

The Selling Stockholder
         Lockheed Martin Corporation (a)...                              125,000
         6801 Rockledge Drive
         Bethesda, Maryland 20817








                                                  ---------              -------
         Total.............................       1,500,000              225,000
                                                  =========              =======

------------

(a) The Selling Stockholder is represented by Stephen M. Piper, Associate General Counsel of Lockheed Martin Corporation, and has appointed James G. Evans, Jr. as Attorney-in-Fact for the Selling Stockholder.

                                                                         ANNEX I

         Pursuant to Section 7(e) of the Underwriting Agreement, Price Waterhouse LLP shall furnish letters to the Underwriter to the effect that:

                  (i) They are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriter (the "Representatives");

                  (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company, inspection of the minute books of the Company since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) any unaudited consolidated statements of income,
                  consolidated balance sheets and consolidated statements of cash flows as of dates or for periods beginning after ______ included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus;

                           (B) any other unaudited income statement data and
                  balance sheet items for the periods or as of the dates referred to in Clause (A) above included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived any unaudited condensed financial statements as of dates or for periods beginning after ______ and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus; except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (iv) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph
         (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.



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